Exhibit 10.3	EXECUTION VERSION
AMENDMENT NUMBER 6 TO MEMBERS AGREEMENT
     THIS AMENDMENT NUMBER 6, dated as of November 8, 2006 (this “Amendment”), to the Members Agreement, dated as of September 18, 2002 and amended by Amendment Number 1 thereto as of June 15, 2004, Amendment Number 2 thereto as of July 8, 2004, Amendment Number 3 thereto as of June 15, 2005, Amendment Number 4 thereto as of August 1, 2005 and Amendment Number 5 thereto as of November 8, 2006 (as amended or supplemented from time to time as permitted thereby, the “Members Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Company”), FB TRANSPORTATION CAPITAL LLC, a Delaware limited liability company (“FBT”), and CRONOS EQUIPMENT (BERMUDA) LIMITED, a limited liability company organized and existing under the laws of Bermuda (“Cronos”), FB AVIATION & INTERMODAL FINANCE HOLDING B.V., a limited liability company organized under the laws of The Netherlands, and joined by THE CRONOS GROUP, a société anonyme holding organized and existing under the laws of Grand Duchy of Luxembourg (“The Cronos Group”).
W I T N E S S E T H:
     WHEREAS, the parties have previously entered into the Members Agreement;
     WHEREAS, the parties desire to amend the Members Agreement in order to modify certain provisions under Section 5.02. to reflect that FB Aviation & Intermodal Finance Holding B.V. agrees to vote all Common Shares held by them in all meetings the same way as FB Transportation Capital LLC (as required); and to amend 7.0.4. of the Members Agreement to note the agreement by FB Aviation & Intermodal Finance Holding B.V., that the definition of the Member known as “Meespierson” should relate to FB Transportation Capital LLC only.
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Members Agreement.
     SECTION 2. Amendments to the Members Agreement. Effective upon the date hereof, following the execution and delivery hereof,
     (a) Section 5.02. Member shall be amended by inserting a new sub-paragraph (j) as follows:
“FB Aviation & Intermodal Finance Holding B.V. (“FBA”) is the owner of 24 Common Shares of the Company, (the “FB Shares”) and FB Transportation Capital LLC (“FT”) is the owner of 11,976 Common Shares of the Company, (the “FT Shares”). In connection therewith, FBA agrees to take all and any action required to vote the FB Shares owned by it the same way that FT votes the FT Shares; and FBA further agrees to consult with FT prior to the voting of any of the FBA shares to confirm the manner in which FT requires FB to vote the FB Shares as appropriate”.

     (b) Section 7.04. Directors of the Company shall be amended by amending sub-paragraph (a) to include after the full stop of the last paragraph:
“FB Transportation Capital LLC (“FT”) and FB Aviation & Intermodal Finance Holding B.V. both hereby agree that the following provisions of this Section 7.04 referring to the Member, “MeesPierson”, shall be read and understood as applying to FT only.”
     SECTION 3. Effectiveness of Amendment; Terms of this Amendment.
     (a) This Amendment shall become effective as of November 8, 2006.
     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Members Agreement, and (ii) each reference in the Members Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Members Agreement shall mean and be a reference to the Members Agreement as amended or modified hereby.
     (d) Except as expressly amended or modified hereby, the Members Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 4. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by fax and/or email), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE

PURPOSES OF ENFORCING THIS AMENDMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO HEREBY IRREVOCABLY APPOINT AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, EACH PARTY HERETO SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL THE TERMINATION OF THE MEMBERS AGREEMENT. IF SUCH AGENT SHALL CEASE TO SO ACT, THE PARTIES HERETO SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT AND SHALL PROMPTLY DELIVER TO THE PARTIES HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By: /s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director
Amendment No. 6 to Members Agt.

FB AVIATION & INTERMODAL FINANCE HOLDING B.V.

By: /s/ M. P. A. ZONDAG
Name: M. P. A. Zondag
Title: Managing Director

By: /s/ F.J. van Lanschot
Name: F.J. van Lanschot
Title: Member of Executive Board of Fortis Bank
Amendment No. 6 to Members Agt.

FB TRANSPORTATION CAPITAL LLC

By: /s/ M.A.N. VAN LACUM
Name: M.A.N. VAN LACUM
Title: Director

By: /s/ ROLAND RUTGERS
Name: Roland Rutgers
Title: Vice President
Amendment No. 6 to Members Agt.

THE CRONOS GROUP

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director
Amendment No. 6 to Members Agt.

CRONOS EQUIPMENT (BERMUDA) LIMITED

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director
Amendment No. 6 to Members Agt.